Updating Summary Prospectus
Dated: May 1, 2025
Symetra Trek Frontier

Issued By: Symetra Life Insurance Company

The Prospectus for Symetra Trek Frontier, an individual single premium deferred index-linked annuity contract (the “Contract”), contains more information about the Contract, including its features, benefits, and risks. You can find the prospectus and other information about Symetra Trek Frontier online at www.symetra.com/RILAresources. You can also obtain this information at no cost by calling 1-800-796-3872 or by sending an email request to regulatoryreports@symetra.com.

Additional general information about certain investment products has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Symetra Trek Frontier Prospectus and Statement of Additional Information dated May 1, 2025, as supplemented, are incorporated herein by reference.

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Symetra Trek Frontier Contract.

There have been no changes since May 1, 2024.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES AND ADJUSTMENTS
Are there Charges or Adjustments for Early Withdrawals?
Yes. If you take a withdrawal during the first 6 Contract Years, you may be assessed a surrender charge of up to 8% of the amount withdrawn (9% for Contracts purchased prior to May 1, 2024). For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a surrender charge of up to $8,000. This loss will be greater if there is a negative Interim Value calculation, taxes, or tax penalties.

If all or a portion of the Contract Value is removed from an Indexed Account or from the Contract prior to the end of an Interest Term, we will apply an Interim Value calculation to the Indexed Account Value which may be negative. In extreme circumstances, you could lose up to 100% of your investment due to the Interim Value calculation. For example, if you allocate $100,000 to an Indexed Account with a 6 year Interest Term, and later withdraw the entire amount before the 6 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties.

For more information, see the statutory prospectus section titled “Charges and Adjustments”.
Are there Transaction Charges?	No. There are no charges for transactions other than surrender charges and Contract adjustments.
Are there Ongoing Fees and Expenses (annual charges)?
No. However, there is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by us through the use of the Indexed Interest Cap. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

For more information, see the statutory prospectus sections titled “Charges and Adjustments,” “Investment Options,” and “Additional Information on the Indexed Accounts.”
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RISKS
Is there a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract.

The following chart shows the maximum percentage of your investment you could lose due to negative Index performance after taking into account the current limits on Index loss provided under the Contract.

Crediting Method	Maximum Potential Loss % for Negative Performance
Indexed Interest Floor	10%
10% Indexed Interest Buffer	90%
20% Indexed Interest Buffer	80%
30% Indexed Interest Buffer	70%

We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

For more information, see the statutory prospectus sections titled “Principal Risks of Investing in the Contract,” “Investment Options,” and “Additional Information on the Indexed Accounts.”

RISKS
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate if you need ready access to cash. The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long-time horizon. Tax penalties may apply to withdrawals taken before age 59 ½. Withdrawals from the Contract may be subject to a surrender charges, taxes, and tax penalties. Amounts removed from an Indexed Account or from the Contract before the end of the Interest Term may also result in a negative Contract adjustment and loss of positive performance. If you take a withdrawal prior to the end of an Interest Term, the withdrawal will cause a reduction (perhaps significant reduction) to your Base Value. Reductions to your Base Value will negatively impact your Indexed Account Value for the remainder of the Interest Term and may result in a lower amount of Indexed Interest being credited, if any, at the end of the Interest Term as well as reduce the amount of Death Benefit available to your Beneficiaries.

At the end of each Interest Term or if the Return Lock feature has been exercised, at the end of the current or any subsequent Interest Term Year, you may elect to transfer your Contract Value between the Fixed Account and any Indexed Account(s) and between Indexed Account(s) and begin a new Interest Term. If we do not receive a transfer request from you by the Transfer Notice Deadline, your allocations will remain the same and no transfers will occur. If an Indexed Account in which you are invested is no longer offered and we do not receive a transfer request, any amount in that Indexed Account will be transferred to the Fixed Account.

For more information, see the statutory prospectus section titled “Principal Risks of Investment in the Contract” and “Transfers”.
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What are the Risks Associated with the Investment Options?	Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Indexed Accounts). Each investment option (including the Fixed Account) has its own unique risks. You should review the available investment options before making an investment decision. Not all Indexed Accounts may be currently available in all states. Also, your selling firm may not recommend the selection of certain Indexed Accounts or other features available under the Contract based on criteria established by the selling firm. You should speak with your financial professional for details about the Indexed Accounts and features available to you.

All of the Indices we currently offer are price return indices which do not reflect dividends or distributions paid on the components of the Indices. This reduces the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.

The upside potential feature of the applicable Crediting Methods will limit positive Index Returns (e.g., limited upside). This may result in you earning less than the Index Return. For example:

The Indexed Interest Cap represents the maximum positive Adjusted Index Return for a given Interest Term and limits the amount of positive Indexed Interest that we may be obligated to credit for any Interest Term. If the Indexed Interest Cap is 8% and the Index Return is 15%, we would credit Indexed Interest at the Adjusted Index Return of 8% (the Index Return up to the Indexed Interest Cap) at the end of the Interest Term.

The downside protection feature of the applicable Crediting Methods will limit negative Index Returns (e.g., limited protection in the case of market decline). For example:

The Indexed Interest Buffer represents the amount of negative Index Return that you are protected from before you are credited with negative Indexed Interest. If the Indexed Interest Buffer is 10% and the Index Return is -15% (negative Index Return that exceeds the Indexed Interest Buffer), we would credit Indexed interest at the Adjusted Index Return of -5%.

The Indexed Interest Floor is the maximum negative Adjusted Index Return. If the Index Return is -15% and the Indexed Interest Floor is -10%, we would credit Indexed Interest at the Adjusted Index Return of -10% (the negative Index Return Up to the Indexed Interest Floor).
For more information, see the statutory prospectus sections titled “Principal Risks of Investing in the Contract,” “Investment Options,” and “Additional Information About the Indexed Accounts.”
What are the Risks Related to the Insurance Company?	Investment in the Contract is subject to the risks related to Symetra Life Insurance Company. Any obligations (including obligations related to the Symetra Fixed Account and Indexed Accounts), guarantees, and benefits provided for under the Contract are subject to our financial strength and claims-paying ability. More information about us, including our financial strength ratings, is available upon request by calling 1-800-796-3872, or visiting us at investors.symetra.com.
For more information, see the statutory prospectus section titled “Principal Risks of Investing in the Contract”.
RESTRICTIONS
Are there Restrictions on the Investment Options?
Yes. You may allocate amounts under the Contract to one or more of the Indexed Accounts available to you. Certain Indexed Accounts are closed to new investors and only available to Contract Owners who had Indexed Account Value invested in them as of a certain date. Once the applicable Interest Term is over, these Indexed Accounts will close. No new allocations are permitted to these Indexed Accounts.

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We reserve the right to add, combine, restrict or remove any Indexed Account available as an investment option under your Contract. We further reserve the right to restrict or remove the Fixed Account as an investment option available under the Contract.

We may also add or remove an Index or Crediting Method during the time that you own the Contract. There is no guarantee that any particular Indexed Account, Index, or Crediting Method will be available during the entire time that you own your Contract. We may replace an Index at any time during an Interest Term.

Transfers may only be made at the end of each Interest Term or, if the Return Lock feature has been exercised, at the end of the current or any subsequent Interest Term Year.

You may exercise the Return Lock feature only once during an Interest Term for each Indexed Account. Once you exercise the Return Lock feature, it may not be revoked.

The amount of Contract Value allocated to an Indexed Account at the beginning of an Interest Term must be at least $2,000.

If any transfer reduces an Indexed Account Value to less than $2,000, the entire amount remaining in that Indexed Account will be automatically transferred to the Fixed Account.

The Contract is a single premium annuity contract. Additional Purchase Payments will not be accepted.

We may change the Indexed Interest Caps from one Interest Term to the next, subject to the guaranteed minimum rates for each upside potential feature.
The Indexed Interest Floor and Indexed Interest Buffer applicable to each Indexed Account will not change for the life of your Contract. We may change the Indexed Interest Floor and Indexed Interest Buffer for new Indexed Accounts and Contracts issued in the future, and future Contracts may have different Indexed Interest Floors and Indexed Interest Buffers for different Indexed Accounts.

For more information, see the statutory prospectus sections titled “Principal Risks of Investing in the Contract,” “Purchase,” “Investment Options,” “Additional Information About the Indexed Accounts,” and “Transfers.”
Are there any Restrictions on Contract Benefits?
Yes. Except as provided otherwise, Contract benefits may be modified or terminated by the Company.

All withdrawals will reduce the death benefit, perhaps significantly, and the reduction may be more than the amount of the withdrawal.

For more information see the statutory prospectus sections titled “Principal Risks of Investing in the Contract,” “Return Lock,” and “Access to Your Money During the Accumulation Phase.”

TAXES
What are the Contract’s Tax Implications?	You should consult a competent tax professional about your individual circumstances to determine the tax implications of an investment in and Purchase Payment received under the Contract. There is no additional tax benefit if you purchased the Contract through a tax-qualified vehicle including but not limited to an individual retirement account (IRA). Access to amounts held in a qualified Contract may be restricted or prohibited.

All distributions other than death benefits, including surrenders and withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information, see the statutory prospectus section titled “Taxes”.
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CONFLICTS OF INTEREST
How are Investment Professionals Compensated?	Some investment professionals may receive compensation for selling the Contract to investors. Investment professionals who solicited sales of the Contracts receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the investment professional. We pay commissions as a percentage of the Purchase Payment invested in the Contract.

These investment professionals may receive different compensation for selling different investment products and may have a financial incentive to offer or recommend the Contract over another investment.

For more information, see the statutory prospectus section titled “Distribution”.
Should I Exchange My Contract?	An investment professional may have a financial incentive to offer you a new contract in the place of a contract you already own.

You should only exchange your contract for a new one if you determine, after comparing the features fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

For more information, see the statutory prospectus section titled “Distribution”.

EDGAR Contract ID: C000261229

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APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Account listed below (including the Index and the current limits on the Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to current limits on Index gains. More information about current limits on Index gains is available at www.symetra.com/ratescaps.

Note: If amounts are removed from an Indexed Account before the end of its Interest Term, we will apply a Contract adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Interest Term.

See the statutory prospectus sections titled “Crediting Methods” and “Interim Value” under “Charges and Adjustments” for more information.

Index (1)	Type of Index	Interest Term	Index Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
S&P 500	Market Index	1 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	10% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
Russell 2000	Market Index	1 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	10% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
Nasdaq 100	Market Index	1 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	10% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
S&P 500	Market Index	1 year	Point to Point with Indexed Interest Floor and Indexed Interest Cap	-10% Indexed Interest Floor	2% Cap during Surrender Period and 1% thereafter
Russell 2000	Market Index	1 year	Point to Point with Indexed Interest Floor and Indexed Interest Cap	-10% Indexed Interest Floor	2% Cap during Surrender Period and 1% thereafter
Nasdaq 100	Market Index	1 year	Point to Point with Indexed Interest Floor and Indexed Interest Cap	-10% Indexed Interest Floor	2% Cap during Surrender Period and 1% thereafter
MSCI Emerging Markets (2)	Market Index	1 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	10% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
PIMCO Equity Fusion (2)(3)	Market Index	1 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	10% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
MSCI Emerging Markets (2)	Market Index	1 year	Point to Point with Indexed Interest Floor and Indexed Interest Cap	-10% Indexed Interest Floor	2% Cap during Surrender Period and 1% thereafter
PIMCO Equity Fusion (2)(3)	Market Index	1 year	Point to Point with Indexed Interest Floor and Indexed Interest Cap	-10% Indexed Interest Floor	2% Cap during Surrender Period and 1% thereafter
S&P 500	Market Index	6 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	10% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
Russell 2000	Market Index	6 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	10% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
S&P 500	Market Index	6 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	20% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
Russell 2000	Market Index	6 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	20% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
S&P 500	Market Index	6 year	Point to Point with Indexed Interest Buffer and Indexed Interest Cap	30% Indexed Interest Buffer	2% Cap during Surrender Period and 1% thereafter
(1)     All of the Indices we currently offer are price return indices which do not reflect dividends or distributions paid on the components of the Indices.
(2)     The Indexed Account is only available for Contract Owners that have Indexed Account Value Invested in them as of May 7, 2024 and will close once the applicable Interest Term is over. No new allocations are permitted.
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(3)     The PIMCO Equity Fusion Index deducts fees and costs when calculating the Index return, which reduces the Index return and causes the Index to underperform a direct investment in the securities comprising the Index.

We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

We set the Indexed Interest Caps at our discretion; however, they will never be less than the lowest limits on the Index gains. The Indexed Interest Cap will never be less than 2% during the surrender charge period or 1% thereafter.

The following lists the fixed option currently available under the Contract. We may change the features of the fixed option listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. See the statutory prospectus section titled "Fixed Account" for more information.

Name	Interest Term	Minimum Guaranteed Interest Rate
Symetra Fixed Account	1 year	1%
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